UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2005 (October 13, 2005)
LOWRANCE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-15240 (Commission file number)	44-0624411 (I.R.S. Employer Identification No.)
12000 East Skelly Drive, Tulsa, Oklahoma 74128
(Address of principal executive offices and zip code)
(918) 437-6881
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On October 13, 2005, the Board of Directors amended Section 4(a) of the Company’s Bylaws to change the deadline for shareholders to provide the Company with written notice of their intent to nominate persons for election as directors at an annual meeting. The revised Section states that shareholders must give such notice to the Secretary of the Company not later than at least 150 days in advance of the annual meeting. The former Section 4(a) required 60 days advanced written notice. This amendment became effective immediately upon its adoption by the board of directors.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
DATED: October 18, 2005

LOWRANCE ELECTRONICS, INC.
By:	/s/ Douglas J. Townsdin
Douglas J. Townsdin
Vice President of Finance and Chief Financial Officer